UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CREDIT SUISSE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREDIT SUISSE TRUST

INTERNATIONAL EQUITY FLEX III PORTFOLIO

U.S. EQUITY FLEX I PORTFOLIO
Eleven Madison Avenue
New York, New York 10010

Your Vote is Important

Dear Contract Holder or Qualified Plan Participant:

The Board of Trustees (the “Board”) of Credit Suisse Trust (the “Trust”) has called a special meeting of shareholders of each of the International Equity Flex III Portfolio and the U.S. Equity Flex I Portfolio (together, the “Portfolios”), each a series of the Trust, to be held on September 29, 2011 at 9:30 a.m., Eastern Time, or any adjournment(s) or postponement(s) thereof (the “Special Meeting”), at the offices of the Trust, Eleven Madison Avenue, New York, New York 10010. The Board has approved a Plan of Liquidation and Dissolution (“Plan”) with respect to each Portfolio whereby the Portfolio will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record in one or more cash payments.  Under the relevant Plan, the Portfolio will promptly wind up its business and affairs. Subject to approval by each Portfolio’s shareholders, the date of liquidation for each Portfolio is anticipated to be on or about October 12, 2011. The Board has called the Special Meeting so that shareholders of each Portfolio can vote on the proposed Plan relating to their Portfolio (the “Proposals”).

After careful consideration, the Board has unanimously approved these Proposals and recommends that shareholders vote “FOR” the Proposal relating to their Portfolio.

Shares of the Portfolios are offered only to certain insurance companies (“Insurance Companies”) and their separate accounts to fund both variable annuity contracts and variable life insurance contracts and to certain tax qualified pension and retirement plans (“Qualified Plans”) which elect to make the Portfolios an investment option for certain Qualified Plan participants.  The Insurance Companies are generally required to solicit voting instructions from variable annuity and variable life insurance contract owners. For certain Qualified Plans, plan trustees generally exercise voting rights, but, in some cases, may pass their voting rights to Qualified Plan participants who will provide voting instructions. You have received this letter and enclosed Proxy Statement because you are invested in a Portfolio through a variable annuity contract or variable life insurance contract issued by an Insurance Company or through a Qualified Plan in which the plan trustee has passed through voting rights to plan participants.

If the Proposal for a Portfolio is approved by shareholders of the Portfolio and contract holder has not elected to move his or her contract value to a new investment option prior to the liquidation of the Portfolio, upon the liquidation of the Portfolio, the contract value will be reinvested in another investment option selected by the Insurance Company.

A Proxy Statement that describes the Proposals is enclosed. We urge you to vote your shares by completing and returning the enclosed voting instructions in the envelope provided, or vote by Internet or telephone, at your earliest convenience.

If you have any questions regarding a Proposal, please feel free to call The Altman Group, Inc. at [              ] between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time, Monday to Friday.

It is important that your voting instructions be received promptly.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

1

Respectfully,

/s/ John G. Popp
John G. Popp
Chief Executive Officer and President of the Trust

[               ], 2011

2

CREDIT SUISSE TRUST

INTERNATIONAL EQUITY FLEX III PORTFOLIO

U.S. EQUITY FLEX I PORTFOLIO

(together, the “Portfolios”)

Q & A: QUESTIONS AND ANSWERS

We encourage you to read the full text of the enclosed Proxy Statement containing important information about the proposed liquidation of each Portfolio named above. In addition, we are pleased to provide you with the following brief overview of the matters affecting your Portfolio which require your consideration and vote. Please vote promptly as your vote is important.

Q.                                   WHAT IS HAPPENING?

A.                                   The Board of Trustees (the “Board”) of Credit Suisse Trust (the “Trust”) has called a special meeting of shareholders of each of the International Equity Flex III Portfolio and the U.S. Equity Flex I Portfolio, each a series of the Trust, to be held on September 29, 2011 at 9:30 a.m., Eastern Time, or any adjournment(s) or postponement(s) thereof (the “Special Meeting”). At the Special Meeting, shareholders of each Portfolio will be asked to approve a Plan of Liquidation and Dissolution for their Portfolio, providing for the liquidation and dissolution of the Portfolio (each, a “Proposal”).

Q.                                   WHY DID YOU SEND ME THIS BOOKLET?

A.                                   Shares of the Portfolios are not offered directly to the public but are sold only to (i) certain insurance companies (“Insurance Companies”) and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance contracts, and (ii) certain tax qualified pension and retirement plans (“Qualified Plans”) which elect to make the Portfolios an investment option for Qualified Plan participants.  Accordingly, the Insurance Companies and the Qualified Plans are the only shareholders of record of each Portfolio. The Trust is soliciting voting instructions from variable annuity and variable life insurance contract holders and Qualified Plan participants invested in each Portfolio in connection with the Proposal for the Portfolio. For ease of reference, throughout the enclosed Proxy Statement, variable annuity and variable life insurance contract holders and Qualified Plan participants may be referred to as “shareholders” of the Portfolios.

You have received this Proxy Statement because you have a variable annuity or variable life insurance contract issued by of one of the Insurance Companies or you are a participant in one of the Qualified Plans, through which you are invested in one or both of the Portfolios. As a contract holder, you generally have the right to give voting instructions to your Insurance Company on shares of a Portfolio that are attributable to your contract, if your voting instructions are properly submitted and received prior to the Special Meeting. If you are a Qualified Plan participant, plan trustees generally exercise voting rights, but, in some cases, may pass their voting rights to Qualified Plan participants. As your plan trustee has passed through voting rights to you, you have the right to provide voting instructions on shares of a Portfolio that are attributable to your account, if your voting instructions are properly submitted and received prior to the Special Meeting.

If the Proposal relating to a Portfolio is approved by shareholders of the Portfolio and a contract holder has not elected to move his or her contract value to a new investment option prior to the liquidation of the Portfolio, upon the liquidation of the Portfolio, the contract value may be reinvested in another investment option selected by the Insurance Company.

Q.                                   WHO IS ELIGIBLE TO VOTE?

A.                                   Shareholders holding an investment in shares of a Portfolio as of the close of business on July 29, 2011 (the “Record Date”) are eligible to vote or instruct their Insurance Company or Qualified Plan as to how to vote their shares.

i

Q.                                   WHO IS ASKING FOR MY VOTE?

A.                                   The Trust is soliciting your vote for the Special Meeting.

Q.                                   WHY IS THE BOARD RECOMMENDING THIS PROPOSAL FOR MY PORTFOLIO?

A:                                   At meetings of the Board held on May 2, 2011 and June 30, 2011, the Board was advised by Credit Suisse Asset Management, LLC, the Portfolios’ investment adviser (“Credit Suisse”), that the continued operation of the Portfolios was not in the best interests of the Portfolios or their shareholders considering all relevant factors, including, without limitation:

1.               Credit Suisse has determined that managing benchmark-driven, long-only and short-extension quantitative equity strategies is no longer consistent with its overall business strategy.  The Portfolios’ investment strategies are included in these categories.

2.               Each of the Portfolios has a relatively small asset size. Because of its size, the International Equity Flex III Portfolio has been unable to absorb all of its expenses. Credit Suisse has been voluntarily waiving a portion of its advisory fee with respect to the International Equity Flex III Portfolio and/or reimbursing a portion of the International Equity Flex III Portfolio’s expenses, but this has not resulted in any increase in assets.

3.               Credit Suisse does not foresee being able to grow either Portfolio to a viable size. The continuing shrinkage of the Portfolios over time will adversely affect Credit Suisse’s ability to manage the Portfolios and will increase expenses borne by shareholders.

4.               There are no suitable funds in the Credit Suisse Funds complex into which the Portfolios could be merged. Given the relatively small assets of the Portfolios, any benefit to shareholders of a Portfolio merging with a Credit Suisse Fund or a third-party fund would likely be outweighed by the expenses of such a merger. Further, the Insurance Companies have indicated to Credit Suisse that they would not continue to allocate funds to the Portfolios if they were merged into a third-party fund.

5.               Since the Portfolios are sold through variable insurance and annuity products and tax-qualified pension and retirement plans, the liquidation of the Portfolios is not expected to have any adverse tax consequences for contract holders.

Q.                                   HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A.                                   The Board recommends that you vote “FOR” the Proposal relating to your Portfolio. The Board believes that the Proposals described in the accompanying Proxy Statement are important and recommends that you read the enclosed materials and then vote for the applicable Proposal(s).

Q.                                   WHO PAYS FOR THIS PROXY EXPENSE?

A.                                   The costs associated with this proxy are being paid for by Credit Suisse and/or its affiliates and not by any Portfolio or shareholder.

Q.                                   HOW CAN I VOTE?

A.                                   Shares of each Portfolio are sold to certain Qualified Plans and to Insurance Companies and their separate accounts and are used as investment options under the Qualified Plans and under variable annuity and variable life insurance contracts (“Variable Contracts”) issued by the Insurance Companies. Variable Contract holders and Qualified Plan participants who select a Portfolio for investment through a Variable Contract or Qualified Plan have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. An Insurance Company or Qualified Plan that uses a Portfolio as a funding vehicle is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares. However, under current law, the Insurance Companies are generally required to solicit voting instructions from

Variable Contract holders who beneficially own shares of a Portfolio as of the Record Date and must vote all shares held in the separate account in proportion to the voting instructions received for the Special Meeting. The Qualified Plans will also solicit voting instructions from Qualified Plan participants who beneficially own shares of a Portfolio as of the Record Date. The Insurance Companies and the Qualified Plans will vote shares of a Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. As a result, the vote of a small number of shares could determine the outcome of the vote on a Proposal. Abstentions will have the effect of a negative vote on a Proposal. Unmarked voting instructions will be voted in favor of a Proposal.

In connection with the solicitation of instructions from Variable Contract holders and Qualified Plan participants, it is expected that the respective Insurance Companies and Qualified Plans will furnish a copy of the enclosed materials to Variable Contract holders and Qualified Plan participants.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the voting instruction form originally sent with the Proxy Statement or attend the Special Meeting in person. All persons entitled to direct the voting of shares, whether they are Variable Contract holders, Insurance Companies, Qualified Plan Participants or Qualified Plans are described as shareholders for purposes of this Proxy Statement. Shareholders can vote in one of four ways:

•                  By mail, with the enclosed voting instruction form(s);

•                  By touch-tone telephone, with a toll-free call to the telephone number that appears on your voting instruction form;

•                  Through the Internet, by using the Internet address located on your voting instruction form and following the instructions on the website; or

•                  In person at the Special Meeting.

Voting by touch-tone telephone or through the Internet will reduce the time and costs associated with proxy solicitation. When a Portfolio records proxies through the Internet or by telephone, it will use reasonable procedures designed to: (i) authenticate shareholders’ identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

Whichever voting method you use, please read the full text of the Proxy Statement before you vote.

Q.                                   WHAT IF I HAVE QUESTIONS REGARDING A PROPOSAL?

A.                                   If you have any questions regarding a Proposal, please feel free to call The Altman Group, Inc. at [            ] between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday.

Q.                                   WHAT HAPPENS IF I OWN SHARES OF BOTH PORTFOLIOS?

A.                                   If you own shares of both Portfolios, please ensure you vote for both of your Portfolios on the appropriate voting instruction forms.

THANK YOU FOR VOTING PROMPTLY.

YOUR VOTE IS IMPORTANT.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION FORMS

The following general rules for signing voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form properly.

1.                                       Individual Accounts:  Sign your name exactly as it appears in the registration on the voting instruction form.

2.                                       Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction form.

3.                                       All Other Accounts:  The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signatures
Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	Joe Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Custodian f/b/o John B. Smith Jr. UGMA	John B. Smith, Jr.
(2)	John B. Smith	John B. Smith, Jr. Executor

CREDIT SUISSE TRUST

INTERNATIONAL EQUITY FLEX III PORTFOLIO

U.S. EQUITY FLEX I PORTFOLIO
Eleven Madison Avenue
New York, New York 10010

NOTICE OF
SPECIAL MEETING OF SHAREHOLDERS
To be Held on September 29, 2011

Dear Shareholders:

Please take notice that a Special Meeting of Shareholders (the “Special Meeting”) of each of the International Equity Flex III Portfolio and the U.S. Equity Flex I Portfolio (each, a “Portfolio” and together, the “Portfolios”), each a series of Credit Suisse Trust (the “Trust”), will be held on September 29, 2011, at 9:30 a.m., Eastern Time, at the offices of the Trust, Eleven Madison Avenue, New York, New York 10010. The following proposals will be voted on at the Special Meeting:

1a.  For the International Equity Flex III Portfolio: To consider and act upon a proposal to approve the Plan of Liquidation and Dissolution for the International Equity Flex III Portfolio adopted by the Board of Trustees of the Trust (the “Board”) pursuant to which the International Equity Flex III Portfolio will be liquidated and dissolved;

1b.  For the U.S. Equity Flex I Portfolio: To consider and act upon a proposal to approve the Plan of Liquidation and Dissolution for the U.S. Equity Flex I Portfolio adopted by the Board pursuant to which the U.S. Equity Flex I Portfolio will be liquidated and dissolved;

2.  To transact such other business as may properly come before the Special Meeting.

The Board has determined that a complete liquidation of each Portfolio is in the best interests of each Portfolio and its shareholders and recommends that shareholders vote “FOR” the proposal relating to their Portfolio.

The proposals are discussed in greater detail in the attached Proxy Statement. Holders of record of shares of a Portfolio as of the close of business on July 29, 2011 are entitled to vote at the Special Meeting and any adjournments or postponements thereof.  You can vote:

•                  By mail, with the enclosed voting instruction form (s);

•                  By touch-tone telephone, with a toll-free call to the telephone number that appears on your voting instruction form;

•                  Through the Internet, by using the Internet address located on your voting instruction form and following the instructions on the website; or

•                  In person at the Special Meeting.

It is important that proxies be returned promptly.

If you have any questions regarding the proposals, please feel free to call The Altman Group, Inc. at [          ].

By Order of the Board of Trustees,

/s/ John G. Popp
John G. Popp
Chief Executive Officer and President of the Trust

Your prompt attention to the enclosed proxy will help avoid the expense of further solicitation.

[                   ], 2011

CREDIT SUISSE TRUST

INTERNATIONAL EQUITY FLEX III PORTFOLIO

U.S. EQUITY FLEX I PORTFOLIO

Eleven Madison Avenue

New York, New York 10010

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
SEPTEMBER 29, 2011

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Credit Suisse Trust (the “Trust”) for use at the Special Meeting of Shareholders of each of the International Equity Flex III Portfolio and the U.S. Equity Flex I Portfolio (each, a “Portfolio” and together, the “Portfolios”), each a series of the Trust, to be held on September 29, 2011, at 9:30 a.m., Eastern Time, at the offices of the Trust, Eleven Madison Avenue, New York, New York 10010, and at any and all adjournments or postponements thereof (the “Special Meeting”).

This Proxy Statement, the Notice of Special Meeting and the voting instruction forms are first being mailed to shareholders on or about [               ], 2011 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it, prior to its exercise, by mail (addressed to the Secretary of the Trust, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, in favor of the proposals referred to in this Proxy Statement.

The purpose of the Special Meeting is for shareholders to vote on the following proposals (the “Proposals,” and each, a “Proposal”):

1a.  For the International Equity Flex III Portfolio: To consider and act upon a proposal to approve the Plan of Liquidation and Dissolution for the International Equity Flex III Portfolio adopted by the Board pursuant to which the International Equity Flex III Portfolio will be liquidated and dissolved;

1b.  For the U.S. Equity Flex I Portfolio: To consider and act upon a proposal to approve the Plan of Liquidation and Dissolution for the U.S. Equity Flex I Portfolio adopted by the Board pursuant to which the U.S. Equity Flex I Portfolio will be liquidated and dissolved;

2.  To transact such other business as may properly come before the Special Meeting.

Proposals 1a and 1b will only be voted on by the shareholders of the applicable Portfolio.  Shareholders of the Portfolios will vote separately on each Proposal as identified in the table below.

Portfolio	1a	1b
International Equity Flex III Portfolio	x
U.S. Equity Flex I Portfolio		x

Credit Suisse Asset Management, LLC (“Credit Suisse”), serves as each Portfolio’s investment adviser. Credit Suisse’s principal office is located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse Asset Management Securities, Inc. (“CSAMSI”), an affiliate of Credit Suisse, serves as the principal underwriter of the Portfolios, and CSAMSI and State Street Bank & Trust Company (“State Street”) serve as co-administrators to the Portfolios. CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10010. State Street’s principal business address is One Lincoln Street, Boston, Massachusetts 02111.

Each Portfolio provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. Copies of each Portfolio’s annual and semi-annual reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports. You may receive an additional copy of the most recent semi-annual report and annual report for your Portfolio, without charge, by calling 1-877-870-2874 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, Massachusetts 02205-5030.

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of a Portfolio shall be necessary and sufficient to constitute a quorum for that Portfolio. In the event that the necessary quorum to transact business or the vote required to approve or reject a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Portfolio’s shares present in person or by proxy at the Special Meeting.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the applicable Proposal and will vote against any such adjournment those proxies to be voted against such Proposal.

Shares of each Portfolio are sold to certain tax-qualified pension and retirement plans (“Qualified Plans”) and insurance companies (“Insurance Companies”) and their separate accounts and are used as investment options under the Qualified Plans and under variable annuity and variable life insurance contracts (“Variable Contracts”) issued by the Insurance Companies. Variable Contract holders and Qualified Plan participants who select a Portfolio for investment through a Variable Contract or Qualified Plan have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. An Insurance Company or Qualified Plan that uses a Portfolio as a funding vehicle is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares. However, under current law, the Insurance Companies are required to solicit voting instructions from Variable Contract holders who beneficially own shares of a Portfolio as of the Record Date (as defined below) and must vote all shares held in the separate account in proportion to the voting instructions received for the Special Meeting. The Qualified Plans will also solicit voting instructions from Qualified Plan participants who beneficially own shares of a Portfolio as of the Record Date. The Insurance Companies and the Qualified Plans will vote shares of a Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions, even in instances where a broker would be prevented from exercising discretion. Broker “non-votes,” therefore, will be voted by each Insurance Company and Qualified Plan just as any other shares for which the Insurance Company or Qualified Plan does not receive voting instructions. As a result, the vote of a small number of shares could determine the outcome of the vote on a Proposal. Abstentions will have the effect of a negative vote on a Proposal. Unmarked voting instructions will be voted in favor of a Proposal. For ease of reference, throughout the enclosed Proxy Statement, Variable Contract holders and Qualified Plan participants may be referred to as “shareholders” of the Portfolios.

The Board voted to approve a Plan of Liquidation and Dissolution for each Portfolio (each, a “Plan”) on June 30, 2011. Approval of each Proposal to liquidate and dissolve a Portfolio will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio (“Majority Vote”). “Majority Vote” for purposes of this Proxy Statement, and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% of the shares represented at the Special Meeting, if more than 50% of the outstanding shares of the Portfolio are represented at the Special Meeting or (ii) more than 50% of the outstanding shares of the Portfolio. Each Proposal to approve a Plan to liquidate and dissolve a Portfolio is independent and not contingent on the approval of the Plan to liquidate and dissolve the other Portfolio.

Shareholders of each Portfolio who own shares at the close of business on July 29, 2011 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, the International Equity Flex III Portfolio had [          ] shares outstanding and the U.S. Equity Flex III Portfolio had [          ] shares outstanding. Shareholders are entitled to one vote for each full share held and fractional votes for each fractional share held.

The persons who owned more than 5% of each Portfolio’s outstanding shares as of the Record Date, to the knowledge of the Portfolio, are set forth in Appendix A hereto. To the best of the Trust’s knowledge, as of the Record Date, the officers and Trustees of the Trust beneficially owned, as a group, less than 1% of each Portfolio.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON SEPTEMBER 29, 2011. This Proxy Statement is available on the internet at www.credit-suisse.com/us.

PROPOSALS

APPROVAL OF THE LIQUIDATION AND DISSOLUTION OF THE PORTFOLIOS

The Liquidations in General

The Board has approved a Plan of Liquidation and Dissolution for each Portfolio, pursuant to which the Portfolio would liquidate its assets and dissolve, and directed that each Plan be submitted to the applicable Portfolio’s shareholders for approval.  Copies of the Plans are attached to this Proxy Statement as Appendix B. If a Plan is approved by the requisite shareholder vote, Credit Suisse will undertake to liquidate the applicable Portfolio’s assets at market prices and on such terms and conditions as Credit Suisse shall determine to be reasonable and in the best interests of the Portfolio and its shareholders.

In the event a Plan is not approved by the requisite shareholder vote, the Board will consider what other action should be taken, which could include resoliciting shareholders. Each Proposal to approve a Plan to liquidate and dissolve the applicable Portfolio is independent and not contingent on the approval of the Plan to liquidate and dissolve the other Portfolio.

Reasons for the Proposed Liquidations

At meetings of the Board on May 2, 2011 and June 30, 2011, the Board was advised by Credit Suisse that the continued operation of the Portfolios was not in the best interests of the Portfolios or their shareholders considering all relevant factors, including, without limitation:

1.               Credit Suisse has determined that managing benchmark-driven, long-only and short-extension quantitative equity strategies is no longer consistent with its overall business strategy.  The Portfolios’ investment strategies are included in these categories.

2.               Each of the Portfolios has a relatively small asset size. Because of its size, the International Equity Flex III Portfolio has been unable to absorb all of its expenses. Credit Suisse has been voluntarily waiving a portion of its advisory fee with respect to the International Equity Flex III Portfolio and/or reimbursing a portion of the International Equity Flex III Portfolio’s expenses, but this has not resulted in any increase in assets.

3.               Credit Suisse does not foresee being able to grow either Portfolio to a viable size. The continuing shrinkage of the Portfolios over time will adversely affect Credit Suisse’s ability to manage the Portfolios and will increase expenses borne by shareholders.

4.               There are no suitable funds in the Credit Suisse Funds complex into which the Portfolios could be merged. Given the relatively small assets of the Portfolios, any benefit to shareholders of a Portfolio merging with a Credit Suisse Fund or a third-party fund would likely be outweighed by the expenses of such a merger. Further, the Insurance Companies have indicated to Credit Suisse that they would not continue to allocate funds to the Portfolios if they were merged into a third-party fund.

5.               Since the Portfolios are sold through variable insurance and annuity products and tax-qualified pension and retirement plans, the liquidation of the Portfolios is not expected to have any adverse tax consequences for contract owners.

The Board acknowledged that Credit Suisse has voluntarily waived some of its advisory fee or reimbursed a certain amount of expenses for the International Equity Flex III Portfolio during the current fiscal year. Each Portfolio’s total annual operating expenses and net annual operating expenses (after voluntary fee waivers and/or expense reimbursements) for the most recent fiscal year are set forth in the table below.

Portfolio	Total Annual Operating Expenses for the Fiscal Year Ended December 31, 2010	Net Annual Operating Expenses (After Voluntary Fee Waivers/Expense Reimbursements) for the Fiscal Year Ended December 31, 2010

International Equity Flex III Portfolio	2.43%	1.99%

U.S. Equity Flex I Portfolio	1.66%	1.66%

The Board recognized that, absent fee waivers and expense reimbursements, the International Equity Flex III Portfolio’s returns would likely make the Portfolio unattractive to new investors, and that Credit Suisse is under no obligation to continue the fee waivers and expense reimbursements.

Based upon Credit Suisse’s presentation and recommendation and other relevant factors, the Board concluded that a liquidation of each Portfolio was in the best interests of each Portfolio and its shareholders.

The Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, then adopted resolutions approving each Plan, declaring the proposed liquidation and dissolution advisable and directing that the applicable Plan be submitted to shareholders for consideration.

Plans of Liquidation and Dissolution

Each Plan provides for the complete liquidation of all of the assets of the applicable Portfolio. If a Plan is approved, the Plan will be effective on or about September 29, 2011, or such other date as may be determined by the officers of the Portfolio (“Effective Date”).  As of October 12, 2011, or as promptly as practicable after the Effective Date (the “Liquidation Date”), the applicable Portfolio will be liquidated in accordance with the terms of its Plan.  All portfolio securities of the Portfolio not already converted to cash or cash equivalents will be converted to cash or cash equivalents.  Once the assets have been reduced to cash, the Portfolio shall distribute such assets pro rata to its shareholders in redemption of its outstanding shares.  It is currently anticipated that the liquidating distribution would take place following the close of business on October 12, 2011, based on the Portfolio’s net assets determined as of 4:00 p.m., Eastern Time, on that day.

Between the Effective Date and the Liquidation Date (the “Liquidation Period”), a Portfolio will pay, discharge, or otherwise provide for the payment or discharge of, any and all its liabilities and obligations.  If the Portfolio is unable to pay, discharge or otherwise provide for any of its liabilities during its Liquidation Period, the Portfolio may retain cash or cash equivalents in an amount that it estimates is necessary to: (i) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books as of the Liquidation Date; and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.  If the Portfolio receives any assets following the liquidating distribution, the Board or, subject to the Board’s discretion, officers of the Trust may determine whether such assets should be distributed to the Portfolio’s former shareholders or, if they are determined to be de minimis in nature, how such assets should otherwise be disbursed.

Following the close of business on the Liquidation Date, a Portfolio’s assets will be distributed ratably among its shareholders of record in one or more cash payments.  The proportionate interests of shareholders in the assets of a Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on the Liquidation Date and subsequently, the Portfolio’s books will be closed and subject to applicable law, the shareholders’ respective interests in the Portfolio will not be transferable or redeemable.  The first distribution of a Portfolio’s assets is expected to consist of cash representing substantially all the assets of the Portfolio, less the amount reserved to pay creditors of the Portfolio, if any.

Consequences to Variable Contract Holders

As discussed above, the Portfolios are only available as an investment option under Qualified Plans or for Variable Contracts issued by the Insurance Companies. Prior to the proposed liquidation, Variable Contract holders will be provided an opportunity to transfer their assets to the other portfolios available under their Variable Contracts.  In the event that shareholders approve the applicable Plan and you have not elected to move your contract value to a new investment option prior to the Portfolio’s Liquidation Date, upon the liquidation of the Portfolio, the Insurance Company will receive a liquidating distribution from the Portfolio.  If a Variable Contract holder fails to provide instructions regarding the reinvestment of the liquidating distribution, the proceeds may be reinvested by the Insurance Company on behalf of the Variable Contract holder in another investment as determined by the Insurance Company, such as a money market fund, until instructions are received.

Variable Contract holders should consult the Variable Contract prospectus or contact their Insurance Company for more information regarding alternative investment options, including any default option, and how to deliver investment instructions to the applicable Insurance Company.

Variable Contract owners who receive this Proxy Statement accompanied by a letter from their Insurance Company should review any such letter carefully for important information about their options for transferring Variable Contract value before the proposed liquidation and about the investment option into which liquidation proceeds will be invested if they do not provide transfer instructions before the liquidation.

Each Insurance Company that issued the pertinent Variable Contracts has advised the Trust that the liquidation of the Portfolios will not alter a Variable Contract holder’s rights or the obligations of the Insurance Company to that Variable Contract holder, in particular, the liquidation will not affect a Variable Contract holder’s right to transfer contract values among and between other investment options offered under their Variable Contracts.  A Variable Contract holder would be able to transfer contract values out of any sub-account invested in a Portfolio free of any charges at any time.  In connection with the liquidation of the Portfolios, any such transfer out of the Portfolios or any of the default investment options described above within a period beginning 60 days before, and ending 60 days after, the Liquidation Date will not be counted for the purposes of applying any excessive trading policies.  Variable Contract holders will continue to have the same rights they previously had to withdraw contract values allocated to the Portfolios under their Variable Contracts.  Withdrawal of contract value may involve other charges (e.g., surrender charges) and other adverse consequences under the terms of the Variable Contracts, and Variable Contract holders should consult the prospectus for their Variable Contract.

Federal Income Tax Consequences

Liquidation of a Portfolio will not result in tax implications for the Portfolio or the Variable Contract holders or Plan participants because the Portfolio is held in variable annuity products and tax-qualified pension and retirement plans.  However, withdrawals of contract value from a Variable Contract and withdrawals from a Qualified Plan account may have adverse tax consequences, and you should consult your tax advisor before making such withdrawals.

Conclusion

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR THE PROPOSED LIQUIDATATION OF ASSETS AND DISSOLUTION OF THEIR PORTFOLIO PURSUANT TO THE PROVISIONS OF THE APPLICABLE PLAN OF LIQUIDATION AND DISSOLUTION.

ADDITIONAL INFORMATION

General

 The reasonable, ordinary costs of the Special Meeting (including the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies) will be paid entirely by Credit Suisse and/or its affiliates (and not by the Portfolios). However, each Portfolio will bear the transaction costs associated with the liquidation of its portfolio securities (i.e., commissions), which are currently estimated to be $[          ] for the International Equity Flex III Portfolio and $[          ] for the U.S. Equity Flex I Portfolio.

The Altman Group, Inc. (the “Agent”) has been engaged to assist in the solicitation of proxies, at an estimated fee of $2,400 plus any additional expense incurred, which will be borne by Credit Suisse. As the Special Meeting date approaches, certain shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder’s voting instructions are accurately determined.

In all cases where a telephonic proxy is solicited, the Agent’s representative is required to ask for each shareholder’s full name, address, last four digits of the shareholder’s social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received the Proxy Statement and voting instruction form in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposal listed on the voting instruction form, and ask for the shareholder’s instructions on the proposal. The Agent’s representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Agent will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail to confirm his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet or telephone by following the enclosed voting instructions.  If you wish to participate in the Special Meeting, but do not wish to give your proxy by telephone or through the Internet, you may still submit the voting instruction form originally sent with the Proxy Statement or attend in person. If you vote by telephone or Internet, please do not return your voting instruction form, unless you later elect to change your vote. Should shareholders require additional information regarding the proxy or replacement voting instruction forms, they may contact the Agent toll-free at [          ]. Any proxy given by a shareholder is revocable. Proxies may be revoked at any time before they are exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the applicable Portfolio at any time before the proxy is exercised or by voting in person at the Special Meeting.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Portfolio shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please call the Trust at 877-870-2874 or contact the Trust in writing at: Credit Suisse Trust, P.O. Box 55030, Boston, Massachusetts, 02205-5030. The Trust will then promptly deliver, upon request, a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Portfolios’ shareholder reports and proxy statements in the future should also call or contact the Trust as indicated above.

Shareholder Proposals

As a general matter, the Portfolios do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting (assuming that the Portfolios are not liquidated as proposed), should send their written proposals to the Secretary of the Trust, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010. Any written proposal must be delivered to or mailed and received at the principal executive offices of the Trust not later than sixty (60) days prior to the date of the meeting. However, if less than seventy (70) days’ notice of the date of the meeting is given or made to the shareholders, any written proposal by a shareholder must be received not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was given. The timely submission of a proposal does not guarantee its inclusion.

Other Business

Management knows of no business to be presented to the Special Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Portfolios.

By Order of the Board of Trustees,

/s/ John G. Popp
John G. Popp
Chief Executive Officer and President of the Trust
New York, New York
[ ], 2011

APPENDIX A

Owners of More Than 5% of the Outstanding

Shares of the International Equity Flex III Portfolio+*

Name and Address	Number of Shares Owned of Record	Percent of Shares Outstanding
	[ ]	[]	%

	[ ]	[]	%

	[ ]	[]	%

+                                         As of [                     ], 2011.

*                                         The Portfolio believes these entities are not the beneficial owners of shares held of record by them.

Owners of More Than 5% of the Outstanding

Shares of the U.S. Equity Flex I Portfolio+*

Name and Address	Number of Shares Owned of Record	Percent of Shares Outstanding
	[ ]	[]	%

	[ ]	[]	%

	[ ]	[]	%

+                                         As of [                     ], 2011.

*                                         The Portfolio believes these entities are not the beneficial owners of shares held of record by them.

A-1

APPENDIX B

CREDIT SUISSE TRUST — INTERNATIONAL EQUITY FLEX III PORTFOLIO

PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”) concerns the International Equity Flex III Portfolio (the “Portfolio”), a series of Credit Suisse Trust (the “Trust”). The Trust is organized and existing as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Plan is intended to accomplish the complete liquidation and dissolution of the Portfolio in conformity with the laws of the Commonwealth of Massachusetts, the Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Agreement and Declaration of Trust and Amended and Restated Bylaws (“Organizational Documents”). The Plan has been approved by the Board of Trustees of the Trust (the “Board”) as being advisable and in the best interests of the Portfolio and its shareholders.  All references in this Plan to action taken by the Portfolio shall be deemed to refer to action taken by the Trust on behalf of the Portfolio.

1. Effective Date of Plan.  This Plan shall be and become effective following the adoption and approval of the Plan by the affirmative vote of a majority of Trustees of the Trust and a majority of the outstanding voting securities of Portfolio (as such term is used in the Act) on September 29, 2011, or such other day as determined by the officers of the Portfolio in their sole discretion (the “Effective Date”).

2. Liquidation and Termination.  Consistent with the provisions of this Plan, as of October 12, 2011, or as promptly as practicable after the Effective Date, the Portfolio shall be liquidated  in accordance with its Organizational Documents and all applicable law, including but not limited to Sections 331 and 332 of the Code (the “Liquidation,” and the date on which the final liquidating distribution is made, the “Liquidation Date”).

3. Cessation of Business. As soon as reasonably practicable on or after the Effective Date, the Portfolio shall close to new investments and shall not engage in any business activities except for the purposes of winding up the Portfolio’s business and affairs, preserving the value of its assets, and distributing its assets to shareholders in the Portfolio in accordance with the provisions of this Plan after discharging or making reasonable provision for the Portfolio’s liabilities, and may cease to invest its assets in accordance with its investment objective and strategies; provided, however, that the Portfolio may continue to carry on any activities necessary to maintain its status as a regulated investment company under Subchapter M of the Code.

4. Payment of Debts.  As soon as reasonable and practicable after the Effective Date, the Portfolio shall determine and pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the liquidating distribution provided for in Section 6 below.

5. Liquidation of Assets.  As soon as reasonable and practicable after the Effective Date, Credit Suisse Asset Management, LLC, the Portfolio’s investment adviser (the “Adviser”), shall use all commercially reasonable efforts to sell all of the Portfolio’s portfolio assets for cash for settlement no later than the Liquidation Date and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Portfolio may lawfully hold or invest in.  Following the Effective Date and prior to the Liquidation Date, the Portfolio shall have the authority to engage in such transactions as may be appropriate to complete liquidation and dissolution, including without limitation, the authority to mortgage, pledge, sell, lease, exchange or otherwise dispose of all or any part of its other assets for cash and/or shares, bonds or other securities or property upon such terms and conditions as the Portfolio or the Adviser shall determine, with no further approvals by the Board except as required by law.  Such transactions may result in brokerage commission expenses of approximately $[        ], which expenses will be borne by the Portfolio.

6. Liquidating Distribution.  Following the close of business on the Liquidation Date, the Portfolio shall distribute pro rata to the Portfolio’s shareholders of record as of the close of business on the Liquidation Date all of the Portfolio’s then-existing assets in complete and full cancellation and redemption of all the outstanding shares of the Portfolio, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to:  (a) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date; and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.

Following the Liquidation Date, if the Portfolio receives any assets or monies or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, the aggregate amount of which is determined by the Board not to be de minimis after taking into account all expenses associated with effecting the disposition thereof, such cash or distribution shall be disbursed to the shareholders of record as of the Liquidation Date, on a pro rata basis, in such manner as the Board or, subject to the direction of the Board, the Portfolio’s officers shall deem appropriate.  Any such monies or other assets not so distributed may be disposed of as the Board shall determine in its sole discretion to be appropriate under the circumstances.

7. Satisfaction of Federal Income and Excise Tax Distribution Requirements.   If necessary, the Portfolio shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Portfolio’s shareholders all of the Portfolio’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Portfolio’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.  Alternatively, the Portfolio may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this Section 7 as having been paid out as part of the liquidating distributions made to the Portfolio’s shareholders pursuant to Section 6.

8. Expenses in Connection with this Plan.  The Adviser or its affiliate will bear the costs incurred in connection with the Liquidation including the costs of soliciting shareholders and contracholders, except that the Portfolio will pay any brokerage or trading expenses of securities sold in connection with the Liquidation.  Notwithstanding the foregoing, the Portfolio’s shareholders will pay their own expenses, if any, incurred in connection with the receipt of any proceeds of the Liquidation.

9. Restriction on Transfer and Redemption of Shares.  The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on the Liquidation Date. At the close of business on the Liquidation Date, the books of the Portfolio shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Portfolio’s assets shall not be transferable or redeemable.

10. Power of Board of Trustees.  The Board and, subject to the direction of the Board, the officers of the Trust, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11. Appraisal Rights.  Shareholders will not be entitled to appraisal rights in connection with the Plan.

12. Filings.  The Board hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the liquidation and/or dissolution of the Portfolio with the Commonwealth of Massachusetts, the Internal Revenue Service (the “IRS”), the SEC, or with any other appropriate authority. Without limiting the generality of the foregoing, the officers of the Portfolio are authorized and directed to file or cause to be filed Form 966 with the Internal Revenue Service within 30 days of adoption of this Plan.

13. Amendment or Abandonment of Plan.  The Board shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the liquidation of the Portfolio, the distribution of the Portfolio’s net assets to their shareholders in accordance with the laws of the

Commonwealth of Massachusetts, the Act, the Code, and the Portfolio’s Organizational Documents, and the winding up of the affairs of the Portfolio, if the Board determines that such action would be advisable and in the best interests of the Portfolio and its shareholders.  The Board may abandon this Plan at any time with respect to the Portfolio if it determines that abandonment would be advisable and in the best interests of the Portfolio and its shareholders.

CREDIT SUISSE TRUST — U.S. EQUITY FLEX I PORTFOLIO

PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”) concerns the U.S. Equity Flex I Portfolio (the “Portfolio”), a series of Credit Suisse Trust (the “Trust”). The Trust is organized and existing as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Plan is intended to accomplish the complete liquidation and dissolution of the Portfolio in conformity with the laws of the Commonwealth of Massachusetts, the Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Agreement and Declaration of Trust and Amended and Restated Bylaws (“Organizational Documents”). The Plan has been approved by the Board of Trustees of the Trust (the “Board”) as being advisable and in the best interests of the Portfolio and its shareholders.  All references in this Plan to action taken by the Portfolio shall be deemed to refer to action taken by the Trust on behalf of the Portfolio.

1. Effective Date of Plan.  This Plan shall be and become effective following the adoption and approval of the Plan by the affirmative vote of a majority of Trustees of the Trust and a majority of the outstanding voting securities of Portfolio (as such term is used in the Act) on September 29, 2011, or such other day as determined by the officers of the Portfolio in their sole discretion (the “Effective Date”).

2. Liquidation and Termination.  Consistent with the provisions of this Plan, as of October 12, 2011, or as promptly as practicable after the Effective Date, the Portfolio shall be liquidated  in accordance with its Organizational Documents and all applicable law, including but not limited to Sections 331 and 332 of the Code (the “Liquidation,” and the date on which the final liquidating distribution is made, the “Liquidation Date”).

3. Cessation of Business. As soon as reasonably practicable on or after the Effective Date, the Portfolio shall close to new investments and shall not engage in any business activities except for the purposes of winding up the Portfolio’s business and affairs, preserving the value of its assets, and distributing its assets to shareholders in the Portfolio in accordance with the provisions of this Plan after discharging or making reasonable provision for the Portfolio’s liabilities, and may cease to invest its assets in accordance with its investment objective and strategies; provided, however, that the Portfolio may continue to carry on any activities necessary to maintain its status as a regulated investment company under Subchapter M of the Code.

4. Payment of Debts.  As soon as reasonable and practicable after the Effective Date, the Portfolio shall determine and pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the liquidating distribution provided for in Section 6 below.

5. Liquidation of Assets.  As soon as reasonable and practicable after the Effective Date, Credit Suisse Asset Management, LLC, the Portfolio’s investment adviser (the “Adviser”), shall use all commercially reasonable efforts to sell all of the Portfolio’s portfolio assets for cash for settlement no later than the Liquidation Date and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Portfolio may lawfully hold or invest in.  Following the Effective Date and prior to the Liquidation Date, the Portfolio shall have the authority to engage in such transactions as may be appropriate to complete liquidation and dissolution, including without limitation, the authority to mortgage, pledge, sell, lease, exchange or otherwise dispose of all or any part of its other assets for cash and/or shares, bonds or other securities or property upon such terms and conditions as the Portfolio or the Adviser shall determine, with no further approvals by the Board except as required by law.  Such transactions may result in brokerage commission expenses of approximately $[        ], which expenses will be borne by the Portfolio.

6. Liquidating Distribution.  Following the close of business on the Liquidation Date, the Portfolio shall distribute pro rata to the Portfolio’s shareholders of record as of the close of business on the Liquidation Date all of the Portfolio’s then-existing assets in complete and full cancellation and redemption of all the outstanding shares of the Portfolio, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to:  (a) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the

Liquidation Date; and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.

Following the Liquidation Date, if the Portfolio receives any assets or monies or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, the aggregate amount of which is determined by the Board not to be de minimis after taking into account all expenses associated with effecting the disposition thereof, such cash or distribution shall be disbursed to the shareholders of record as of the Liquidation Date, on a pro rata basis, in such manner as the Board or, subject to the direction of the Board, the Portfolio’s officers shall deem appropriate.  Any such monies or other assets not so distributed may be disposed of as the Board shall determine in its sole discretion to be appropriate under the circumstances.

7. Satisfaction of Federal Income and Excise Tax Distribution Requirements.   If necessary, the Portfolio shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Portfolio’s shareholders all of the Portfolio’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Portfolio’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.  Alternatively, the Portfolio may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this Section 7 as having been paid out as part of the liquidating distributions made to the Portfolio’s shareholders pursuant to Section 6.

8. Expenses in Connection with this Plan.  The Adviser or its affiliate will bear the costs incurred in connection with the Liquidation including the costs of soliciting shareholders and contracholders, except that the Portfolio will pay any brokerage or trading expenses of securities sold in connection with the Liquidation.  Notwithstanding the foregoing, the Portfolio’s shareholders will pay their own expenses, if any, incurred in connection with the receipt of any proceeds of the Liquidation.

9. Restriction on Transfer and Redemption of Shares.  The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on the Liquidation Date. At the close of business on the Liquidation Date, the books of the Portfolio shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Portfolio’s assets shall not be transferable or redeemable.

10. Power of Board of Trustees.  The Board and, subject to the direction of the Board, the officers of the Trust, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11. Appraisal Rights.  Shareholders will not be entitled to appraisal rights in connection with the Plan.

12. Filings.  The Board hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the liquidation and/or dissolution of the Portfolio with the Commonwealth of Massachusetts, the Internal Revenue Service (the “IRS”), the SEC, or with any other appropriate authority. Without limiting the generality of the foregoing, the officers of the Portfolio are authorized and directed to file or cause to be filed Form 966 with the Internal Revenue Service within 30 days of adoption of this Plan.

13. Amendment or Abandonment of Plan.  The Board shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the liquidation of the Portfolio, the distribution of the Portfolio’s net assets to their shareholders in accordance with the laws of the Commonwealth of Massachusetts, the Act, the Code, and the Portfolio’s Organizational Documents, and the winding up of the affairs of the Portfolio, if the Board determines that such action would be advisable and in the best interests of the Portfolio and its shareholders.  The Board may abandon this Plan at any time with respect to the

Portfolio if it determines that abandonment would be advisable and in the best interests of the Portfolio and its shareholders.

PROXY CARD

CREDIT SUISSE TRUST

International Equity Flex III Portfolio

SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 29, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Michael Pignataro and Cecilia Chan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments or postponements  thereof, all shares of International Equity Flex III Portfolio (the “Portfolio”), a series of Credit Suisse Trust, a Massachusetts business trust (the “Trust”), standing in the name of the undersigned as of the close of business on July 29, 2011, at a Special Meeting of Shareholders of the Portfolio to be held at the offices of the Trust, Eleven Madison Avenue, New York, NY 10010, on September 29, 2011 at 9:30 a.m. Eastern Time, and any and all adjournments and postponements thereof.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder.  If no direction is made, this proxy will be voted as recommended by the Board of Trustees in favor of the proposal listed below.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the Special Meeting or any adjournments, postponements, continuations, or rescheduling thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

  PLEASE FOLD HERE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

“Scanner Bar Code”

TAG ID:	CUSIP:

CREDIT SUISSE TRUST

International Equity Flex III Portfolio

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 29, 2011

This proxy will be governed by and construed in accordance with the laws of Massachusetts and applicable federal securities laws.  The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL.

PROPOSAL:

1.

To consider and act upon a proposal to approve the Plan of Liquidation and Dissolution for the International Equity Flex III Portfolio adopted by the Board of Trustees of the Trust pursuant to which the International Equity Flex III Portfolio will be liquidated and dissolved.

FOR	AGAINST	ABSTAIN

☐	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

CREDIT SUISSE TRUST

U.S. Equity Flex I Portfolio

SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 29, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Michael Pignataro and Cecilia Chan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments or postponements thereof, all shares of U.S. Equity Flex I Portfolio (the “Portfolio”), a series of Credit Suisse Trust, a Massachusetts business trust (the “Trust”), standing in the name of the undersigned as of the close of business on July 29, 2011, at a Special Meeting of Shareholders of the Portfolio to be held at the offices of the Trust, Eleven Madison Avenue, New York, NY 10010, on September 29, 2011 at 9:30 a.m. Eastern Time, and any and all adjournments and postponements thereof.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder.  If no direction is made, this proxy will be voted as recommended by the Board of Trustees in favor of the proposal listed below.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the Special Meeting or any adjournments, postponements, continuations, or rescheduling thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

  PLEASE FOLD HERE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

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TAG ID:	CUSIP:

CREDIT SUISSE TRUST

U.S. Equity Flex I Portfolio

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 29, 2011

This proxy will be governed by and construed in accordance with the laws of Massachusetts and applicable federal securities laws.  The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL.

PROPOSAL:

1.

To consider and act upon a proposal to approve the Plan of Liquidation and Dissolution for the U.S. Equity Flex I Portfolio adopted by the Board of Trustees of the Trust pursuant to which the U.S. Equity Flex I Portfolio will be liquidated and dissolved.

FOR	AGAINST	ABSTAIN

☐	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

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TAG ID:	CUSIP:

VOTING FORM

VOTING FORM:  INSURANCE COMPANY/QUALIFIED PLAN NAME

CREDIT SUISSE TRUST

International Equity Flex III Portfolio

SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 29, 2011

The undersigned hereby instructs the above-mentioned Insurance Company/Qualified Plan to vote shares held in a Separate Account and attributable to the Policy/an account for which the undersigned is entitled to give voting instructions at the Special Meeting of Shareholders of the International Equity Flex III Portfolio (the “Portfolio”), a series of Credit Suisse Trust, a Massachusetts business trust (the “Trust”), to be held on September 29, 2011 at 9:30 a.m. Eastern Time. The Special Meeting will be held at the offices of the Trust, Eleven Madison Avenue, New York, NY 10010. The Separate Account/Qualified Plan will vote shares attributable to your Policy/account as indicated by the undersigned on the reverse side, or if no direction is indicated, the Separate Account/Qualified Plan will vote shares attributable to your Policy/account “FOR” the proposal described on the reverse side.  With respect to those shares for which no proxy instructions have been received by the Separate Account/Qualified Plan on or before September 29, 2011, the Separate Account/Qualified Plan will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received.

By signing and dating below, you instruct the Separate Account/Qualified Plan to vote shares of the above referenced Portfolio attributable to your Policy/account at the Special Meeting and all adjournments or postponements thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign this form exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

  PLEASE FOLD HERE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE PORTFOLIO AND TO YOU AS A PORTFOLIO SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

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TAG ID:	CUSIP:

VOTING FORM

VOTING FORM:  INSURANCE COMPANY/QUALIFIED PLAN NAME

CREDIT SUISSE TRUST – INTERNATIONAL EQUITY FLEX III PORTFOLIO

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Voting Form is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL.

PROPOSAL:

1.

To consider and act upon a proposal to approve the Plan of Liquidation and Dissolution for the International Equity Flex III Portfolio adopted by the Board of Trustees of the Trust pursuant to which the International Equity Flex III Portfolio will be liquidated and dissolved.

FOR	AGAINST	ABSTAIN

☐	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:	CUSIP:

VOTING FORM

VOTING FORM:  INSURANCE COMPANY/QUALIFIED PLAN NAME

CREDIT SUISSE TRUST

U.S. Equity Flex I Portfolio

SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 29, 2011

The undersigned hereby instructs the above-mentioned Insurance Company/Qualified Plan to vote shares held in a Separate Account and attributable to the Policy/an account for which the undersigned is entitled to give voting instructions at the Special Meeting of Shareholders of the U.S. Equity Flex I Portfolio (the “Portfolio”), a series of Credit Suisse Trust, a Massachusetts business trust (the “Trust”), to be held on September 29, 2011 at 9:30 a.m. Eastern Time. The Special Meeting will be held at the offices of the Trust, Eleven Madison Avenue, New York, NY 10010. The Separate Account/Qualified Plan will vote shares attributable to your Policy/account as indicated by the undersigned on the reverse side, or if no direction is indicated, the Separate Account/Qualified Plan will vote shares attributable to your Policy/account “FOR” the proposal described on the reverse side.  With respect to those shares for which no proxy instructions have been received by the Separate Account/Qualified Plan on or before September 29, 2011, the Separate Account/Qualified Plan will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received.

By signing and dating below, you instruct the Separate Account/Qualified Plan to vote shares of the above referenced Portfolio attributable to your Policy/account at the Special Meeting and all adjournments thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign this form exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

  PLEASE FOLD HERE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE PORTFOLIO AND TO YOU AS A PORTFOLIO SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

“Scanner Bar Code”

TAG ID:	CUSIP:

VOTING FORM

VOTING FORM:  INSURANCE COMPANY/QUALIFIED PLAN NAME

CREDIT SUISSE TRUST – U.S. EQUITY FLEX I PORTFOLIO

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Voting Form is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL.

PROPOSAL:

1.

To consider and act upon a proposal to approve the Plan of Liquidation and Dissolution for the U.S. Equity Flex I Portfolio adopted by the Board of Trustees of the Trust pursuant to which the U.S. Equity Flex I Portfolio will be liquidated and dissolved.

FOR	AGAINST	ABSTAIN

☐	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:	CUSIP: